                                                                    Exhibit 99.9

Jun-2002                             1998-A                               Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                           $2,591,799,604.05
Beginning of the Month Finance Charge Receivables:                        $134,031,322.06
Beginning of the Month Discounted Receivables:                                      $0.00
Beginning of the Month Total Receivables:                               $2,725,830,926.11

Removed Principal Receivables:                                                      $0.00
Removed Finance Charge Receivables:                                                 $0.00
Removed Total Receivables:                                                          $0.00

Additional Principal Receivables:                                                   $0.00
Additional Finance Charge Receivables:                                              $0.00
Additional Total Receivables:                                                       $0.00

Discounted Receivables Generated this Period:                                       $0.00

End of the Month Principal Receivables:                                 $2,591,257,172.52
End of the Month Finance Charge Receivables:                              $136,465,334.68
End of the Month Discounted Receivables:                                            $0.00
End of the Month Total Receivables:                                     $2,727,722,507.20

Special Funding Account Balance                                                     $0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)         $1,482,000,000.00
End of the Month Transferor Amount                                      $1,109,257,172.52
End of the Month Transferor Percentage                                             42.81%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                 $57,754,094.93
     60-89 Days Delinquent                                                 $41,871,886.55
     90+ Days Delinquent                                                   $79,055,181.70

     Total 30+ Days Delinquent                                            $178,681,163.18
     Delinquent Percentage                                                          6.55%

Defaulted Accounts During the Month                                        $16,677,241.06
Annualized Default Percentage                                                       7.72%

Jun-2002                             1998-A                               Page 2

Principal Collections                                            $278,726,653.98
Principal Payment Rate                                                    10.75%

Total Payment Rate                                                        11.63%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $370,500,000.00
     Class B Initial Invested Amount                              $57,000,000.00
     Class C Initial Invested Amount                              $47,500,000.00
                                                            --------------------
INITIAL INVESTED AMOUNT                                          $475,000,000.00

     Class A Invested Amount                                     $468,000,000.00
     Class B Invested Amount                                      $72,000,000.00
     Class C Invested Amount                                      $60,000,000.00
                                                            --------------------
INVESTED AMOUNT                                                  $600,000,000.00

     Class A Adjusted Invested Amount                            $468,000,000.00
     Class B Adjusted Invested Amount                             $72,000,000.00
     Class C Adjusted Invested Amount                             $60,000,000.00
                                                            --------------------
ADJUSTED INVESTED AMOUNT                                         $600,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            23.15%
PRINCIPAL ALLOCATION PERCENTAGE                                           23.15%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                  $64,525,047.43

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                      $8,854,719.12

MONTHLY SERVICING FEE                                                $750,000.00

INVESTOR DEFAULT AMOUNT                                            $3,860,770.95

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Jun-2002                             1998-A                               Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                           $7,491,680.92
     Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $7,491,680.92

     Class A Monthly Interest                                       $724,360.00
     Class A Servicing Fee                                          $585,000.00
     Class A Investor Default Amount                              $3,011,401.34

TOTAL CLASS A EXCESS SPREAD                                       $3,170,919.58

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                           $1,152,566.30
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $1,152,566.30

     Class B Monthly Interest                                       $125,440.00
     Class B Servicing Fee                                           $90,000.00

TOTAL CLASS B EXCESS SPREAD                                         $937,126.30
CLASS B INVESTOR DEFAULT AMOUNT                                     $463,292.51
CLASS B REQUIRED AMOUNT                                             $463,292.51

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                        $75,000.00

Jun-2002                             1998-A                               Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $4,993,517.78

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $463,292.51

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $518,610.43

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $125,000.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $3,886,614.84

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Jun-2002                             1998-A                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,588,561.84

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.10%
    Base Rate (Prior Month)                                                4.11%
    Base Rate (Two Months Ago)                                             4.13%
                                                                       --------
THREE MONTH AVERAGE BASE RATE                                              4.11%

    Portfolio Yield (Current Month)                                       11.49%
    Portfolio Yield (Prior Month)                                         12.17%
    Portfolio Yield (Two Months Ago)                                      11.12%
                                                                       --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.59%

Jun-2002                             1998-A                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $64,525,047.43

INVESTOR DEFAULT AMOUNT                                            $3,860,770.95

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certificates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $68,385,818.38

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By: /s/ Michael J. Grubb
                                        ------------------------------------
                                        Michael J. Grubb
                                        First Vice President